                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 7, 1996, by and among AIM Variable Insurance Funds, A I M Distributors, Inc., IDS Life Insurance Company and American Express Financial Advisors Inc., (collectively, the "Parties"), as amended, is hereby amended as follows:

     WHEREAS, the Parties desire to amend Schedules A and B of the Agreement to address the addition of separate accounts and/or contracts and a logo change;

     NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: September 30, 2003.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Kevin M. Carome
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Kevin M. Carome
Title: Assistant Secretary              Title: Senior Vice President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        IDS LIFE INSURANCE COMPANY


Attest: /s/ Mary Ellyn Minenko          By: /s/ Gumer C. Alvero
        -----------------------------       ------------------------------------
Name: Mary Ellyn Minenko                Name: Gumer C. Alvero
Title: Assistant Secretary              Title: Executive Vice President,
                                               Annuities

(SEAL)

                                        AMERICAN EXPRESS FINANCIAL ADVISORS INC.


Attest: /s/ C. Nikol Davies             By: /s/ Gumer C. Alvero
        -----------------------------       ------------------------------------
Name: C. Nikol Davies                   Name: Gumer C. Alvero
Title: Assistant Secretary              Title: Vice President, Annuities

(SEAL)

                                   SCHEDULE A

       FUNDS AVAILABLE UNDER          SEPARATE ACCOUNTS UTILIZING            CONTRACTS FUNDED BY THE
           THE CONTRACTS               SOME OR ALL OF THE FUNDS                SEPARATE ACCOUNTS
       ---------------------          ---------------------------            -----------------------
         (Series I shares)

AIM V.I. Capital Appreciation Fund   IDS Life Variable Account 10   -    Flexible Premium Deferred Variable
AIM V.I. Capital Development Fund    IDS Life Variable Life              Annuity Contract Form Nos. 31030,
AIM V.I. Core Equity Fund            Separate Account                    31031, and 31032-IRA, 31043, 31044,
                                                                         31045-IRA, 31046, 31047, 31048-IRA
                                                                         and state variations thereof

                                                                    -    Flexible Premium Variable Life
                                                                         Insurance Policy Form Nos. 30060 and
                                                                         30061 and state variations thereof

                                                                    -    Flexible Premium Survivorship
                                                                         Variable Life Insurance Policy Form
                                                                         Nos. 30090 and 30090C and state
                                                                         variations thereof

         (Series II shares)

AIM V.I. Capital Appreciation Fund   IDS Life Variable Account 10   -    Flexible Premium Deferred Variable
AIM V.I. Capital Development Fund    IDS Life Variable Life              Annuity Contract Form Nos. 031041,
                                     Separate Account                    131041A, 131042, 131043, 131030,
                                                                         131032-IRA, 31043, 31043A, 31044,
                                                                         31045-IRA, 31046, 31047, 31048-IRA
                                                                         and state variations thereof

                                                                    -    Flexible Premium Variable Life
                                                                         Insurance Policy Form No. 132019 and
                                                                         state variations thereof